Significant accounting policies	12 Months Ended
Dec. 31, 2018
Significant Accounting Policies
3. Significant accounting policies

Revenue recognition

Revenue is comprised of subscription and services, interest revenue and loan fees from our legacy short-term loan products, which were phased out in the third quarter of 2018. The Company recognizes interest revenue, loan fees, nonsufficient funds fees, and any other fees or charges permitted by applicable laws and pursuant to the agreement with the borrower. We record revenue on a net basis for those sales in which we have in substance acted as an agent or broker in the transaction.

Subscription and services is comprised of MogoProtect subscriptions, MogoCard revenue, MogoMortgage brokerage commissions, premium account revenues, loan protection premiums, MogoCrypto revenue, Bitcoin mining revenue, and other fees and charges. Subscription and services revenue is recognized when the underlying transactions have been completed or services are rendered and collection is reasonably assured. In 2018, the Company, through a third-party hosting agreement, joined a Bitcoin mining pool that provides transaction verification services on the Bitcoin network. The Company receives Bitcoin as compensation for these services, which are recognized as revenue and measured at fair value according to the spot price at the time they were mined. Bitcoin is considered earned upon the addition of a block to the Bitcoin blockchain at which time the economic benefit is received and can be reliably measured. Management has exercised judgement in determining this accounting treatment for the recognition of revenue from Bitcoin mining, as there is no definitive guidance in IFRS for the accounting of digital currency mining activities.

Interest revenue represents interest on our long-term loan products. Our long-term loans fall into two categories: line of credit accounts and installment loans. For line of credit accounts, interest is recognized during the period based upon the balance outstanding and the contractual interest rate, and fees are recognized when assessed to the customer. For installment loans, revenue is recognized on an effective interest basis over the term of the loan and fees are recognized when assessed to the customer.

For legacy short-term loans that the Company offered, loan fees were recognized when assessed to the customer.

Cost of revenue

Cost of revenue consists of provision for loan losses and transaction costs. Transaction costs are expenses that relate directly to the acquisition and processing of new customers (excluding marketing) and include expenses such as credit scoring fees, loan system transaction fees, insurance commission expense, and certain fees related to the MogoCard and MogoProtect programs.

Loans receivable

Loans receivable consist of unsecured installment loans and lines of credit. The Company phased out its legacy short-term loan products from its business in the third quarter of 2018. Loans receivable are reported net of an allowance for loan losses. The Company maintains an allowance for loan losses that reduces the carrying value of loans identified as impaired to their estimated realizable amounts.

Financial instruments

Financial assets and liabilities are recognized when the Company becomes a party to the contractual provisions of the instrument. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred, and the Company has transferred substantially all risks and rewards of ownership. Financial liabilities are derecognized when the obligation specified in the contract is discharged, cancelled or expires.

Classification and measurement of financial assets

At initial recognition, financial assets are classified as measured at amortized cost, at fair value through profit or loss (“FVTPL”), or at fair value through other comprehensive income. IFRS 9, Financial Instruments, removes the previous IAS 39 classifications of loans and receivables, held to maturity, and available for sale.

The Company measures financial assets at amortized cost if the financial asset is held within a “hold to collect” business model, and if the contractual cash flows associated with the financial asset are solely payments of principal and interest on the principal amount outstanding. Financial assets fall with a “hold to collect” business model when the Company’s primary objective is to collect contractual cash flows on the assets rather than selling them.

Loans receivable are classified as amortized cost. They are initially recognized at fair value, and subsequently measured at amortized cost using the effective interest method, less any allowance for loan losses.

Impairment of financial assets

Expected credit loss model

The expected credit loss (“ECL”) model is a three-stage impairment approach used to measure the allowance for loan losses on all financial assets at each reporting period date. Loans are classified under one of three stages based on changes in credit quality since initial recognition. Stage 1 loans consist of performing loans that have not had a significant increase in credit risk since initial recognition. Loans that have experienced a significant increase in credit risk since initial recognition are classified as Stage 2, and loans considered to be credit-impaired are classified as Stage 3. The Company routinely refinances its existing customers, and accordingly, does not consider a modification to be an indicator of increased credit risk. The allowance for loan losses on both Stage 2 and Stage 3 loans is measured at lifetime ECLs. The allowance for loan losses on Stage 1 loans is measured at an amount equal to 12-month ECLs, representing the portion of lifetime ECLs expected to result from default events possible within 12 months of the reporting date.

Assessment of significant increase in credit risk

Significant increases in credit risk are assessed based on changes in probability of default of a financial asset subsequent to initial recognition. The Company uses past due information to determine whether credit risk has increased significantly since initial recognition. Financial assets are considered to have experienced a significant increase in credit risk and are reclassified to Stage 2 if a contractual payment is more than 30 days past due as at the reporting date.

The Company defines default as the earlier of when a contractual loan payment is more than 90 days past due or when a loan becomes insolvent as a result of customer bankruptcy. Loans that have experienced a default event are considered to be credit-impaired and are reclassified as Stage 3 loans.

Measurement of expected credit losses

ECLs are measured as the calculated expected value of cash shortfalls over the remaining life of a financial instrument, using a probability-weighted approach that reflects reasonable and supportable information about past events, current conditions and forward looking indicators such as forecasts of future events and macroeconomic conditions. The measurement of ECLs primarily involves using this information to determine both the expected probability of a default event occurring and expected losses resulting from such default events. Loans are grouped according to product type, customer tenure and aging for the purpose of assessing ECLs. Scenarios and probability weights are re-assessed quarterly and subject to management review.

Summary of IFRS 9 adoption impact

The Company has elected not to restate comparative information for prior periods with respect to classification and measurement (including impairment) requirements. Therefore, comparative periods have not been restated. Differences in the carrying amounts of financial assets and financial liabilities resulting from the adoption of IFRS 9 were recognized in retained earnings as at 1 January 2018. Accordingly, the information presented for 2017 does not generally reflect the requirements of IFRS 9, but rather those of IAS 39.

The following table summarizes the classifications and carrying amounts of the Company’s financial instruments as previously established under IAS 39 as at December 31, 2017, and the new IFRS 9 classifications and carrying amounts established as at January 1, 2018.

	Original classification under IAS 39	New classification under IFRS 9	Original carrying amount, IAS 39	New carrying amount, IFRS 9
Cash	Loans and receivables	Amortized cost	40,560	40,560
Loans receivable, net	Loans and receivables	Amortized cost	73,460	68,325
Accounts payable and accruals	Amortized cost	Amortized cost	7,468	7,468
Credit facilities	Amortized cost	Amortized cost	57,110	57,110
Debentures	Amortized cost	Amortized cost	39,680	39,680
Convertible debentures	Amortized cost	Amortized cost	12,864	12,864
Derivative financial liabilities	FVTPL	FVTPL	2,697	2,697

Financial assets reclassified from loans and receivables under IAS 39 to amortized cost under IFRS 9 were previously also subject to the amortized cost measurement method under IAS 39. The following table summarizes the transition adjustment required upon adoption of IFRS 9 as at January 1, 2018:

		As at January 1, 2018
	Original carrying amount, IAS 39	Transition Adjustment(1)	New carrying amount, IFRS 9
Gross loans receivable	80,894	-	80,894
Allowance for loan losses	(7,434)	(5,135)	(12,569)
Loans receivable, net	73,460	(5,135)	68,325
Deficit	(63,627)	(5,135)	(68,762)
Loss per share	(1.07)	(0.28)	(1.35)

(1)       Re-measurement of the allowance for loan losses relates to the application of the ECL impairment methodology effective upon transition to IFRS 9. Under IFRS 9, credit losses are recognized earlier than under IAS 39, since it replaces the “incurred loss” model in IAS 39 with “ECL” model. This adjustment was recorded to the opening deficit as at January 1, 2018.

Accounts payable and accruals, deferred revenue, credit facilities, debentures, and convertible debentures are classified as “other financial liabilities” and are initially recorded at fair value, net of any transaction costs incurred. Subsequently, these items are measured at amortized cost using the effective interest method.

Derivative financial liabilities are classified as “financial liabilities at fair value through profit or loss” and are initially and subsequently measured at fair value. The subsequent changes in fair value are recorded as a gain or loss in the consolidated statements of comprehensive loss.

The Company has also adopted consequential amendments to IFRS 7 Financial Instruments: Disclosures that are applied to disclosures about 2018 but have not been generally applied to comparative information.

Property and equipment

All property and equipment are measured at cost less accumulated depreciation and impairment losses. Cost includes expenditures that are directly attributable to the acquisition of the asset. When parts of an item of property and equipment have different useful lives, they are accounted for as separate items of property and equipment.

All assets having limited useful lives are depreciated using the declining balance method at rates intended to depreciate the cost of assets over their estimated useful lives except leasehold improvements, which are depreciated over the term of lease.

The depreciation rate for each class of asset during the current and comparative period are as follows:

Rate
Computer equipment	30%
Computer equipment – Bitcoin rigs	75%
Furniture and fixtures	20%
Leasehold improvements	Term of lease

The useful lives of items of property and equipment are reviewed periodically and the useful life is altered if estimates have changed significantly.

Intangible assets

Intangible assets are stated at cost less accumulated amortization and impairment losses. Intangible assets include both internally generated and acquired software with finite useful lives. Internally generated software costs primarily consist of salaries and payroll-related costs for employees directly involved in the development efforts and fees paid to outside consultants. Amortization is recorded at rates intended to amortize the cost of the intangible assets over their estimated useful lives as follows:

Rate
Software - Internally generated	5 years straight line
Software - Acquired	30% declining balance

Development costs, including those related to the development of software, are recognized as an intangible asset when the Company can demonstrate:

        •      the technical feasibility of completing the intangible asset so that it will be available for use or sale;

        •      its intention to complete and its ability to use or sell the asset;

        •     how the asset will generate future economic benefits;

        •      the availability of resources to complete the asset; and

        •     the ability to measure reliably the expenditure during development.

Following initial recognition of the development expenditure as an asset, the cost model is applied requiring the asset to be carried at cost less any accumulated amortization and accumulated impairment losses. Amortization of the asset begins when development is complete and the asset is available for use. During the period of development, the asset is tested for impairment annually.

Impairment of non-financial assets

At the end of each reporting period, the Company reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss, if any. Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating units (“CGU”) to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual CGU’s, or otherwise they are allocated to the smallest group of CGU’s for which a reasonable and consistent allocation basis can be identified. The Company has identified its intangible asset, the digital platform, as one CGU for the purpose of assessing impairment as synergies are realized between its digital products such that the products cannot be considered in insolation. Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired.

The recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

If the recoverable amount of an asset or CGU is estimated to be less than its carrying amount, the carrying amount of the asset or CGU is reduced to its recoverable amount. An impairment loss is recognized immediately in the consolidated statements of comprehensive loss.

Where an impairment loss subsequently reverses, the carrying amount of the asset or CGU is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset or CGU in prior years. A reversal of an impairment loss is recognized immediately in the consolidated statements of comprehensive loss.

Foreign currencies

Transactions in foreign currencies are initially recorded at the foreign currency rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency of the Company at the rates prevailing on the balance sheet date. For the purpose of presenting consolidated financial statements, the assets and liabilities of foreign operations with a functional currency other than Canadian dollars are translated into Canadian dollars using exchange rates prevailing as at the balance sheet date.

Leases

Leases which do not transfer to the Company substantially all the risks and benefits incidental to ownership of the leased item are classified as operating leases. Leases entered into by the Company are solely operating leases, with costs recognized within general and administration expenses in the consolidated statements of comprehensive loss in the period incurred.

Income taxes

Income tax expense is comprised of current and deferred tax. Current tax is the expected tax payable or receivable on the taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.

Deferred tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized.

Investment tax credits

The benefits of investment tax credits for scientific research and development expenditures are recognized in the year the qualifying expenditure is made, providing there is reasonable assurance of recovery.

Provisions

Provisions are recognized when the Company has a present legal or constructive obligation that is the result of a past event, when it is probable that the Company will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects the risk specific to the obligation.

Earnings per share

The computation of earnings per share is based on the weighted average number of shares outstanding during the period. Diluted earnings per share are computed in a similar way to basic earnings per share except that the weighted average shares outstanding are increased to include additional shares assuming the exercise of share options or warrants, or conversion of convertible debentures, if dilutive.

Share-based payments

The Company measures equity settled stock options granted based on their fair value at the grant date and recognizes compensation expense over the vesting period. Measurement inputs include the Company’s share price on the measurement date, the exercise price of the option or warrant, the expected volatility of the Company’s shares, the expected life of the options or warrants, and the risk-free rate of return. Dividends are not factored in as the Company does not expect to pay dividends in the foreseeable future. Expected forfeitures are estimated at the date of grant and subsequently adjusted if further information indicates actual forfeitures may vary from the original estimate.

Share-based payment arrangements in which the Company receives goods or services as consideration for its own equity instruments are accounted for as equity-settled share-based payments transactions. In situations where equity instruments are issued and some or all of the goods or services received by the entity as consideration cannot be specifically identified, they are measured at fair value of the share-based payment.

For each restricted share unit (“RSU”) granted, compensation expense is recognized equal to the market value of one common share at the date of grant based on the number of RSUs expected to vest, recognized over the term of the vesting period, with a corresponding credit to contributed surplus.

Significant accounting judgements, estimates and assumptions

The preparation of the consolidated financial statements requires management to make estimates, assumptions and judgments that affect the reported amount of assets and liabilities, and the reported amount of revenues and expenses during the year. Actual results may differ from these estimates.

Estimates, assumptions, and judgments are reviewed on an ongoing basis. Revisions to accounting estimates are recognized on a prospective basis beginning from the period in which they are revised.

Significant accounting judgements

The following are the critical judgements, apart from those involving estimations that have been made in the process of applying the Company’s accounting policies, which have the most significant effect on the amounts recognized in the consolidated financial statements.

Capitalization of intangible assets

In applying its accounting policy for costs incurred during the development phase for new software, the Company must determine whether the criteria for capitalization have been met. The most difficult and subjective estimate is whether a project will generate probable future economic benefits. Management considers all appropriate facts and circumstances in making this assessment including historical experience, costs and anticipated future economic conditions.

Significant accounting estimates and assumptions

These estimates and assumptions are based on management’s historical experience, best knowledge of current events, conditions and actions that the Company may undertake in the future and other factors that management believes are reasonable under the circumstances.

These estimates and assumptions are reviewed periodically, and the effect of a change in accounting estimate or assumption is recognized prospectively by including it in the consolidated statement of comprehensive loss in the period of the change and in any future periods affected.

The areas where estimates and assumptions have the most significant effect on the amounts recognized in the consolidated financial statements include the following:

Valuation of long-lived assets and asset impairment

Estimated useful lives of property and equipment and intangible assets are based on management’s judgment and experience.

When management identifies that the actual useful lives for these assets differ materially from the estimates used to calculate depreciation and amortization, that change is adjusted prospectively. Due to the significant investment in intangible assets by the Company, variations between actual and estimated useful lives could impact operating results both positively and negatively. Asset lives, depreciation and amortization methods, and residual values are reviewed periodically.

The Company periodically assesses the recoverability of values assigned to long-lived assets after considering potential impairment indicated by such factors as significant changes in technological, market, economic or legal environment, business and market trends, future prospects, current market value and other economic factors. In performing its review of recoverability, management estimates either the value in use or fair value less costs to sell.

Allowance for loan losses

Our provision for loan losses consists of amounts charged to the consolidated statement of comprehensive loss during the period to maintain an adequate allowance for loan losses. Our allowance for loan losses represents our estimate of the expected credit losses inherent in our existing loan portfolio and is based on a variety of factors, including the composition and quality of the portfolio, loan-specific information gathered through our collection efforts, delinquency levels, our historical charge-off and loss experience, our expectations of future loan performance, and general forward-looking macroeconomic conditions. The methodology and assumptions used in setting the loan loss allowance are reviewed regularly to reduce any difference between loss estimates and actual loss experience.

Fair value of share-based payments

The Company uses the Black-Scholes valuation model to determine the fair value of equity-settled stock options. Management exercises judgment in determining certain inputs to this model including the expected life of the options, expected volatility and forfeiture rates, and expected dividend yield. Variation in actual results for any of these inputs will result in a different fair value of the stock option as compared to the original estimate.

Income taxes

Provisions for income taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by tax authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.

Derivative financial liability

Warrants issued with a cashless exercise option are recorded at fair value, and classified as a derivative financial liability at initial recognition. Subsequent changes in fair value recorded as a gain or loss in the consolidated statements of comprehensive loss. As the warrants are exercised, the value of the recorded liability will be included in share capital along with the proceeds from the exercise. If these warrants expire, the related liability is reversed through the consolidated statements of comprehensive loss.

Recent IFRS standards adopted in 2018

We adopted the following new accounting standards and amendments, which are effective for our interim and annual consolidated financial statements commencing January 1, 2018.

IFRS 9, Financial Instruments

On January 1, 2018, the Company adopted IFRS 9, Financial Instruments, which replaces IAS 39, Financial Instruments: Recognition and Measurement. This standard establishes new measurement categories for classifying financial assets, and new guidance in relation to impairment and hedge accounting. The new hedge accounting requirements have no material impact on the Company’s consolidated financial statements.

IFRS 9 is effective for annual periods beginning on or after January 1, 2018. As permitted by the standard, the Company has chosen not to restate comparative consolidated financial statements. Refer to “Summary of IFRS 9 adoption impact” earlier within Note 3 to these consolidated financial statements for further discussion.

IFRS 15, Revenue from Contacts with Customers

On January 1, 2018, the Company adopted IFRS 15 – Revenue from Contracts with Customers. The new standard includes a five-step recognition and measurement approach for revenue arising from contracts with customers, and includes new requirements for accounting for contract costs. Revenues arising from financial instruments within the scope of IFRS 9 – Financial Instruments, specifically interest revenue and loan fees, are excluded from the scope of IFRS 15. All other revenue streams are included within the scope of IFRS 15.

IFRS 15 is effective for annual periods beginning on or after January 1, 2018, and supersedes IAS 11, Construction Contracts, and IAS 18, Revenue, as well as various International Financial Reporting Interpretative Committee (“IFRIC”) and Standards Interpretations Committee (“SIC”) interpretations regarding revenue. The adoption of this standard did not have any significant impact on the Company’s consolidated financial statements.

New IFRS standards and interpretations not yet applied

IFRS 16, Leases

In January 2016, the IASB issued IFRS 16, Leases, effective for annual periods beginning on or after January 1, 2019, with earlier adoption permitted. IFRS 16 will replace IAS 17, Leases. The Company intends to adopt IFRS 16 in its financial statements for the fiscal year beginning on January 1, 2019.

IFRS 16 removes the distinction between operating and finance leases from the lessee’s perspective and introduces a single lessee accounting model. The standard requires a lessee to recognize a “right of use” asset and a corresponding lease liability for substantially all leases, with the exception of leases with terms less than 12 months and leases of low value assets. Requirements for lessor accounting are largely unchanged from IAS 17. IFRS 16 will also result in reclassification of the nature of lease expenses to depreciation and interest expense, from their classification of “premises expense” under IAS 17.

IFRS 16 offers a range of transition options. The Company plans to apply IFRS 16 using the modified retrospective approach. Therefore the cumulative effect of adopting IFRS 16, if any, will be recognized as an adjustment to opening retained earnings as at January 1, 2019, with no restatement of comparative information. Under this method using the practical expedient available the Company is planning to recognize the right of use asset equal to the lease liability. Additionally, the Company will elect to apply the standard to contracts that were previously identified as leases applying IAS 17 and IFRIC 4.

Based on the information currently available, the Company estimates that it will recognize a lease liability and right to use asset of approximately $6.0 million to $7.5 million as at January 1, 2019. This preliminary estimate is subject to adjustment as management continues to monitor and refine certain elements of its IFRS 16 adoption in advance of Q1 2019 reporting. The Company is on track to complete its implementation of IFRS 16 effective January 1, 2019. Further, the Company has discussed the impact of IFRS 16 adoption with its lender and concluded that the adoption of the Standard will have no impact on the financial covenants as described in Note 9.